[LOGO]
CLAYMORE(SM)


                                     PROSPECTUS

                                     EEN   Claymore/Robeco Developed
                                           International Equity ETF


                                     CGW   Claymore S&P Global Water
                                           Index ETF

                                     TAN   Claymore/MAC Global Solar Energy
                                           Index ETF


         ETF                         [LOGO] EXCHANGE-TRADED FUNDS

--------------------------------------------------------------------------------

                                     Claymore
                                     Exchange-Traded
                                     Fund Trust 2


                                     December 31, 2008


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS


                                                                            PAGE

Introduction--Claymore Exchange-Traded Fund Trust 2                           3

Who Should Invest                                                             3

Tax-Advantaged Product Structure                                              4

Claymore/Robeco Developed International Equity ETF                            5

Claymore S&P Global Water Index ETF                                          11

Claymore/MAC Global Solar Energy Index ETF                                   17

Secondary Investment Strategies                                              25

Additional Risk Considerations                                               26

Investment Advisory Services                                                 27

Purchase and Redemption of Shares                                            29

How to Buy and Sell Shares                                                   31

Frequent Purchases and Redemptions                                           36

Fund Service Providers                                                       36

Index Providers                                                              37

Disclaimers                                                                  38

Federal Income Taxation                                                      41

Other Information                                                            43

Financial Highlights                                                         44


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, Claymore Advisors, LLC, the Funds' investment adviser (the "Investment Adviser"), or the Funds' distributor, Claymore Securities, Inc. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

2 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

INTRODUCTION--CLAYMORE EXCHANGE-TRADED FUND TRUST 2


The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company currently consisting of 13 separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index. Claymore Advisors, LLC is the investment adviser for the funds (the "Investment Adviser").

This prospectus relates to three funds of the Trust, Claymore/Robeco Developed International Equity ETF, Claymore S&P Global Water Index ETF and Claymore/MAC Global Solar Energy Index ETF (each a "Fund" and, together, the "Funds").

The Funds' shares (the "Shares") are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). The Funds' Shares trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Funds issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 80,000 Shares for the Claymore S&P Global Water Index ETF and the Claymore/MAC Global Solar Energy Index ETF and 200,000 Shares for the Claymore/Robeco Developed International Equity ETF, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.


Who Should Invest

The Funds are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.

                                                                  PROSPECTUS | 3

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Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

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Claymore/Robeco Developed International Equity ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index (the "Robeco Developed International Equity Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Robeco Developed International Equity Index. Index constituents are selected from a universe of equities listed on international developed market exchanges. "Developed markets" are countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges, as defined by Robeco Investment Management, Inc. ("Robeco" or the "Index Provider"). The current list of international developed markets consists of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


The Robeco Developed International Equity Index is comprised of, at any given time, between 100-200 stocks, selected based on liquidity, ease of trading, valuation and momentum measures and other criteria. The stocks included in the Index are selected and weighted using a proprietary methodology developed by Robeco. The Fund will at all times invest at least 90% of its total assets in equities that comprise the Index and in American depositary receipts ("ADRs") based on the securities in the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time


                                                                  PROSPECTUS | 5
securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Index Methodology

The Index is designed to track the performance of liquid, tradable international securities in developed markets. The universe of securities eligible for inclusion in the Index includes all equities listed on international developed market exchanges. Aggregate country weightings are based on the aggregate market capitalization of each country's constituents, modified to account for liquidity and risk. The weighting methodology is designed to achieve broad-based international diversification while enhancing tradability.

Index Construction


1. Potential Index constituents include internationally listed equities that meet minimum liquidity, tradability and other requirements, with market capitalizations of approximately U.S. $1 billion or greater.

2. The Robeco Developed International Equity Index is comprised of, at any given time, between 100-200 securities selected using a rules-driven quantitative methodology proprietary to Robeco. The Index seeks to establish a representation of each developed country's aggregate modified market capitalization.

3. Each security is ranked using a proprietary multi-factor stock selection model and sorted from most attractive to least attractive. The model identifies attractive securities based on valuation factors (such as book value-to-price ratio), momentum factors (such as price return over the past 6 to 12 months), earnings revision factors (such as positive and negative revisions to consensus earnings estimates), and management policy factors (such as share buybacks). The constituent selection methodology was developed by Robeco as a 100% quantitative, rules-driven approach to identify those companies that offer the greatest potential for price appreciation with strong risk diversification. Portfolio risk management tools, including a quantitative risk model and portfolio optimizer, are utilized to balance risk and reward.

4. Country allocations are based on each developed country's aggregate modified market capitalization.

5. Constituent rebalancing is completed monthly and universe reconstitution is completed annually.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

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the Fund participate, or factors relating to specific companies in which the
Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S issuers. The Fund's investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. The Fund's foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect the Fund's investments in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Industry Risk. While the Fund does not concentrate in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the NAV of the Fund will be more susceptible to factors affecting that industry or sector, which, depending on the particular industry or sector, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than

                                                                  PROSPECTUS | 7

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those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

8 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

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Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
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Standard creation/redemption transaction fee per order(1)               $ 6,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order (1)               $24,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             4.36%
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Total annual Fund operating expenses                                       4.86%
--------------------------------------------------------------------------------
Expense waiver and reimbursements(4)                                       3.78%
--------------------------------------------------------------------------------
Net operating expenses                                                     1.08%
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(1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $6,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees".

(2) Expressed as a percentage of average net assets.

(3) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.


(4) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.65% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

                                                                  PROSPECTUS | 9

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Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
One Year*           Three Years*         Five Years*         Ten Years*
-------------------------------------------------------------------------------
$110                $343                 $1,436              $4,180
-------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $6,000 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $6,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $61,058, $177,735, $723,922 and $2,096,095 if the Creation Unit
is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year and three-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the five-year and ten-year examples do not reflect the Expense Cap after such date.


10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

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Claymore S&P Global Water Index ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Water Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the S&P Global Water Index. The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. S&P generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Specifically, all or any subset of the following countries/regions are currently considered to be developed markets -- Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the U.S. The universe of companies includes all companies classified by Standard & Poor's Global Industry Classifications as being associated (in a manner representing a major component of such companies' business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Capitalizations of securities in the Index must be at least $250 million at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.


The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more


                                                                 PROSPECTUS | 11

Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Index Methodology

The S&P Global Water Index is comprised of approximately 50 securities selected based on the relative importance of the global water industry within the company's business model. The Index is designed to have a balanced representation from different segments of the water industry consisting of the following two clusters: 25 water utilities and infrastructure companies (water supply, water utilities, waste water treatment, water, sewer and pipeline construction, water purification, water well drilling, water testing) and 25 water equipment and materials companies (water treatment chemicals, water treatment appliances, pumps and pumping equipment, fluid power pumps and motors, plumbing equipment, totalizing fluid meters and counting devices) based upon Standard & Poor's Capital IQ ("CIQ") industry classification. To determine whether global demand for water is a major component of a company's business, the Index Provider implements the following methodology:

1. All companies in the CIQ database with the term "water" in their business description are identified.

2. From the resulting list, companies not belonging to the two clusters of the water industry set forth earlier in this paragraph are excluded.

3. Based on a review of CIQ business description and industry classification, companies are put into three groups:

            o Primary Set - Companies whose primary businesses are in the water industry. These are assigned an Exposure Score of 1.

            o Secondary Set - Companies which operate in multiple industries, but have significant exposure to the water industry. These are assigned an Exposure Score of 0.5.

            o Eliminated Set - Companies with marginal exposure to the water industry. These are assigned an Exposure Score of 0 and eliminated from consideration as Index constituents.


To ensure investability, a developed market listing and a minimum market capitalization of at least $250 million is required. The Index is rebalanced semi-annually. No single stock may have a weight of more than 10% in the Index at each rebalancing.


Index Construction


o All companies in S&P's CIQ industry classification involved in the water industry are identified by S&P and scored based on relative exposure in the manner set forth above and classified into one of two clusters.

o The companies are screened for those with a developed market listing and a market capitalization of at least $250 million.


12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

o 25 of the largest companies from each of the following two clusters: water utilities and infrastructure companies and water equipment and materials companies, are selected based on a proprietary scoring metric that defines the relative exposure to the global water industry.

o The Index uses a modified market cap weighting methodology. No single stock may have a weight of more than 10% in the Index at each rebalancing.

o Companies that are acquired or delisted are deleted intra-year. There are no intra-year additions.

o The Index is reconstituted semi-annually on the last trading dates of March and September of each year, with a reference date for the data being the last trading dates of the previous February and August, respectively.


Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risk of Concentrating in the Water Industry. There are risks of concentrating in the water industry. Adverse developments in the water industry may significantly affect the value of the securities held by the Fund. Companies involved in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value

                                                                 PROSPECTUS | 13
of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)                $1,000
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order (1)                $4,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             0.23%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       0.73%
--------------------------------------------------------------------------------
Expense waiver and reimbursements(4)                                       0.03%
--------------------------------------------------------------------------------
Net operating expenses                                                     0.70%
--------------------------------------------------------------------------------


(1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees".

(2) Expressed as a percentage of average net assets.

(3) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.


(4) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.65% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


                                                                 PROSPECTUS | 15

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
One Year*         Three Years*         Five Years*         Ten Years*
--------------------------------------------------------------------------------
$72               $224                 $397                $898
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 80,000 Shares (each block of 80,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $15,301, $45,774, $80,335 and $180,507 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year and three-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the five-year and ten-year examples do not reflect the Expense Cap after such date.


16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Claymore/MAC Global Solar Energy Index ETF


Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the MAC Global Solar Energy Index. The Index is currently comprised of approximately 25 securities selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC ("MAC" or the "Index Provider"). As of November 30, 2008, the market capitalizations of securities included in the Index range from approximately $140 million to $10.1 billion, with an average market capitalization of approximately $2.4 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users, companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers, companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (measured in the manner set forth below under "Index Methodology") from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts ("ADRs") and global depositary receipts ("GDRs"), traded in developed markets. The Index Provider currently defines developed markets as the following countries - Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the


                                                                 PROSPECTUS | 17

Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.


The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Index Methodology

The Index is designed to track companies within the following business segments of the solar power industry: solar power equipment producers; suppliers of materials or services to solar equipment producers; companies that derive a significant portion of their business, measured by the methodology set forth below, from solar power system installation, integration or finance; and companies that specialize in selling electricity derived from solar power. As defined by the Index Provider, solar power includes two main categories:

1. Solar photovoltaic power, which involves the conversion of sunlight into electricity through the photovoltaic process; and

2. Thermal solar power, which involves using energy from the sun to heat fluids for purposes of water or space heating or to produce electricity.

The Index is currently comprised of approximately 25 securities selected based upon the relative importance of solar power within the company's business model. To determine whether solar power is a major component of a company's business, the Index Provider implements the following methodology.


1. All global publicly-traded companies with any connection to the solar industry are identified by company description database searches and bottom-up industry research of publicly available information and databases.

2. Based on a review of the company's public filings and company description information, companies that are identified through the initial search are put into three groups (the "Exposure Factor"):

            o Pure-Play Group--Companies that generate in excess of two thirds of their revenue from solar related business are considered to have their primary business in the solar industry and are placed in the Pure-Play Group. These are assigned an Exposure Factor of 1.0.


18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

            o Medium-Play Group--Companies that operate in multiple industries, but have significant exposure to the solar industry-defined as generating less than approximately two thirds but more than approximately one third of their revenue from solar related business, are placed in the Medium-Play Group. These are assigned an Exposure Factor of 0.5.

            o Eliminated Group--Companies with marginal exposure to the solar industry-defined as generating less than approximately one third of their revenue from solar related business, are eliminated from consideration as an Index constituent.

3. From the securities in the Pure-Play Group and Medium-Play Group, securities eligible for inclusion in the Index must be listed on a developed market exchange, as defined above, have a minimum market capitalization greater than or equal to $150 million at the reference date preceding each reconstitution and have a minimum 3 month average daily trading value of $2 million at the reference date preceding each reconstitution. Securities in the Primary and Secondary set that do not meet these criteria are excluded from consideration as an Index constituent.


Index Construction

The Index is constructed as follows:

1.   Index constituents are selected using the methodology described above.

2. The weighting of Index constituents on the rebalancing and reconstitution date is determined as follows:

     (a) The full market capitalization for each ssecurity is multiplied by its Exposure Factor of either 1.0 and 0.5, meaning the market capitalization for the securities in the Pure-Play Group is taken at full value and for the Medium-Play Group is reduced by one half.

     (b) The resulting adjusted market capitalizations are used to create a standard market capitalization weighted index with raw weighting factors.

     (c) If necessary, the raw weighting factors are modified through a weighting-gap rebalancing algorithm to ensure that, at the time of rebalancing and reconstitution, no security in the Index has an individual weighting greater than 20% and that the aggregate weighting of securities in the Index with individual weightings of more than 4.5% is no more than 45.0% of the total Index. The weighting-gap rebalancing algorithm progressively reduces the weighting gap between adjacent securities, as ranked by their raw weighting factors, on a proportional basis, until the weighting parameters specified above are met.

3. Any company in the Index that is acquired or delisted is removed from the Index at the time the event becomes effective, and will not be replaced. If a security is considered to be illiquid, or if a company has filed for bankruptcy, the security will be deleted from the Index immediately and will not be replaced. Any spin-off from an existing Index constituent will automatically be included in the Index. Continued inclusion in the Index is dependent upon whether the spun-off company meets the standard Index criteria at the time of the next quarterly reconstitution.

4. A company that recently completed an initial public offering ("IPO") and that meets the criteria above can be considered for inclusion as an Index constituent only at the quarterly Index rebalance and reconstitution, and only after the security has completed at least three (3) months of trading history.


                                                                 PROSPECTUS | 19

5. The Index will be rebalanced and reconstituted quarterly on the third Friday of the last month of each calendar quarter, with a reference date for the data being the first business day of the last month of the calendar quarter. At the quarterly Index reconstitution:


     (a) securities may be added or deleted as Index constituents according to the criteria defined above,

     (b) the Exposure Factor may change based on a shift in a company's relative exposure to the solar industry, and

     (c) constituent weightings may be adjusted to reflect a change in the Exposure Factor for a particular stock, the addition or deletion of Index constituents and/or the need to meet the specified diversification requirements.


Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Solar Energy Industry Risk. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. The solar energy industry has experienced an industry-wide shortage of polysilicon, which may place constraints on the revenue growth of solar

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 energy companies and decrease such companies' productivity. Solar energy companies may not be able to secure an adequate and cost-effective supply of solar wafers, cells or reclaimable silicon. If government subsidies and economic incentives for solar power are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of solar energy companies. Existing regulations and policies, and changes to such regulations and policies, may present technical, regulatory and economic barriers to the purchase and use of solar power products, thus reducing demand for such products. If solar power technology is not suitable for widespread adoption, or sufficient demand for solar power products does not develop or takes long periods of time to develop, the revenues of solar power companies may decline.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Small or Medium-Sized Company Risk. Investing in securities of small or medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack

                                                                 PROSPECTUS | 21
management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


--------------------------------------------------------------------------------
Shareholder Fees (paid directly by Authorized Participants)
--------------------------------------------------------------------------------
Sales charges (loads)                                                      None
--------------------------------------------------------------------------------
Standard creation/redemption transaction fee per order(1)                $  500
--------------------------------------------------------------------------------
Maximum creation/redemption transaction fee per order(1)                 $2,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(2) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             0.43%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       0.93%
--------------------------------------------------------------------------------
Expense Waiver and Reimbursements(4)                                       0.14%
--------------------------------------------------------------------------------
Net Operating Expenses                                                     0.79%
--------------------------------------------------------------------------------

(1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2) Expressed as a percentage of average net assets.

(3) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

(4) The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0. 65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.65% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


                                                                 PROSPECTUS | 23

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
One Year             Three Years              Five Years            Ten Years
--------------------------------------------------------------------------------
$81                  $252                     $471                  $1,102
--------------------------------------------------------------------------------


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems Shares at NAV only in large blocks of 80,000 Shares (each block of 80,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $16,633, $50,964, $94,794, and $220,963 if the Creation Unit is redeemed after one year, three years, five years and ten years, respectively.*


If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


* The costs for the one-year and three-year examples reflect the Expense Cap that is in effect until December 31, 2011, as set forth in the footnotes to the fee table. The costs for the five-year and ten-year examples do not reflect the Expense Cap after such date.


24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Secondary Investment Strategies


As a primary investment strategy, each Fund will at all times invest at least 90% of its total assets in component securities that comprise its respective Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. As secondary investment strategies, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately five business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions."

                                                                 PROSPECTUS | 25

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Funds.


Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.


However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that a Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

These risks are described further in the Statement of Additional Information.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Investment Advisory Services

Investment Adviser


Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of September 30, 2008, Claymore entities have provided supervisory, management, servicing or distribution services on approximately $13.8 billion in assets. Claymore currently offers exchange-traded funds, unit investments trusts and closed-end funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets. The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs (up to 0.25% of the average net assets of the Claymore/MAC Global Solar Energy Index ETF), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.65% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below 0.65% (excluding the expenses set forth above). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

                                                                 PROSPECTUS | 27

Approval of Advisory Agreement


A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in each Fund's annual report to shareholders dated August 31, 2008.


Portfolio Management


The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.


The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Funds he manages.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Purchase and Redemption of Shares

General


The Shares are issued or redeemed by the Funds at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

--------------------------------------------------------------------------------
Name Of Fund                                            NYSE Arca Ticker Symbol
--------------------------------------------------------------------------------
Claymore/Robeco Developed International Equity ETF                EEN
--------------------------------------------------------------------------------
Claymore S&P Global Water Index ETF                               CGW
--------------------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF                        TAN
--------------------------------------------------------------------------------


Share prices are reported in dollars and cents per Share.


Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of 80,000 Shares (200,000 Shares for the Claymore/Robeco Developed International Equity ETF), as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.


                                                                 PROSPECTUS | 29

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

How to Buy and Sell Shares

Pricing Fund Shares


The trading price of each Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Funds every fifteen seconds. The approximate value calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The net asset value per Share for each Fund is determined once daily as of the close of the NYSE Arca, usually 4:00 p.m. Eastern time, each day the NYSE Arca is open for trading. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in

                                                                 PROSPECTUS | 31
valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Funds do not effect sales, redemptions and exchanges of their Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares


In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed creation transaction fee of $6,000 per transaction (for the Claymore/Robeco Developed International Equity ETF), $1,000 per transaction (for the Claymore S&P Global Water Index ETF), and $500 per transaction (for the Claymore/MAC Global Solar Energy


32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Index ETF) (each, a "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

A variable charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.


Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares


Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the closing time in order to receive that day's closing NAV per Share. In the case of custom


                                                                 PROSPECTUS | 33
orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.


A fixed redemption transaction fee of $6,000 per transaction (for the Claymore/Robeco Developed International Equity ETF), $1,000 per transaction (for the Claymore S&P Global Water Index ETF) and $500 per transaction (for the Claymore/MAC Global Solar Energy Index ETF) (each, a "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.


Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

                                                                 PROSPECTUS | 35

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

Claymore Advisors, LLC is the administrator of the Funds.


The Bank of New York Mellon ("BNY Mellon") is the custodian and fund accounting and transfer agent for the Funds.


Clifford Chance US LLP serves as legal counsel to the Funds.

Ernst & Young LLP serves as each Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Index Providers


Robeco Investment Management, Inc. ("Robeco") is the Index Provider for the Claymore/Robeco Developed International Equity ETF. Robeco is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Robeco to use the Fund's Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") is the Index Provider for the Claymore S&P Global Water Index ETF. S&P is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with S&P to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

MAC Indexing LLC ("MAC") is the Index Provider for the Claymore/MAC Global Solar Energy Index ETF. MAC is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.


                                                                 PROSPECTUS | 37

Disclaimers


The "Robeco Developed International Equity Index" is a trademark of Robeco and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Robeco and Robeco makes no representation regarding the advisability of investing in Shares of the Fund.

The "S&P Global Water Index" is a registered trademark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and has been licensed for use by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Fund.

The "MAC Global Solar Energy Index" is a trademark of MAC and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by MAC and MAC makes no representation regarding the advisability of investing in Shares of the Fund.

Robeco's only relationship to the Investment Adviser is Robeco's licensing to the Investment Adviser certain Robeco trademarks, the Index and trade names, which are composed by Robeco without regard to the Investment Adviser, the Fund or any investor. The Fund and its Shares are not sponsored, endorsed, sold or promoted by Robeco. Robeco makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Robeco to track general stock market performance. Robeco's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Robeco and of the data supplied by Robeco, which is determined, composed and calculated by Robeco without regard to the Fund or its Shares. Robeco has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Robeco. Robeco is not responsible for and has not participated in the determination of the timing of, prices at or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Fund is converted into cash. Robeco has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Investment Adviser and Robeco do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser and Robeco shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser and Robeco make no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser and Robeco make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser or Robeco have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

The Claymore S&P Global Water Index ETF and its Shares are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P makes no representation, condition or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding


38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P Global Water Index to track general stock market performance. S&P's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P Global Water Index, which is determined, composed and calculated by S&P without regard to the Investment Adviser or the Fund. S&P has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the S&P Global Water Index. S&P is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund or its Shares.

S&P and the Investment Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. S&P and the Investment Adviser make no warranty, condition or representation express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. S&P and the Investment Adviser make no express or implied warranties, representations or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index or any data included therein even if notified of the possibility of such damages.


The Claymore/MAC Global Solar Energy Index ETF and its Shares are not sponsored, endorsed, sold or promoted by MAC and its affiliates. MAC makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. MAC's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of MAC and of the Index, which is determined, composed and calculated by MAC without regard to Investment Adviser or the Fund. MAC has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. MAC is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. MAC has no obligation or liability in connection with the administration, marketing, or trading of the Fund or its Shares.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall


                                                                 PROSPECTUS | 39
the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.


40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:


o     Your Fund makes distributions,

o     You sell your Shares listed on the NYSE Arca, and

o     You purchase or redeem Creation Units.


Taxes on Distributions


Income dividends, if any, are distributed to shareholders annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.


Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


If more than 50% of a Fund's total assets at the end of its taxable year will consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes. It is expected that more than 50% of the assets of Claymore/Robeco Developed International Equity ETF will consist of foreign stock or securities.


If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or

                                                                 PROSPECTUS | 41
unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.


Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                                                 PROSPECTUS | 43

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Claymore/Robeco Developed International Equity ETF

                                                                                 For the
                                                                                  Period
                                                                                March 1,
                                                          For the Year            2007**
Per share operating performance                                  Ended           through
for a share outstanding throughout the period          August 31, 2008   August 31, 2007
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     25.29        $    24.15
--------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a)                               0.41              0.28
   Net realized and unrealized gain (loss) on
      investments                                                (4.30)             0.86
--------------------------------------------------------------------------------------------
      Total from investment operations                           (3.89)             1.14
--------------------------------------------------------------------------------------------
Distributions to shareholders
   From and in excess of net investment income                   (0.92)               --
--------------------------------------------------------------------------------------------
Net asset value, end of period                             $     20.48        $    25.29
============================================================================================
Market value, end of period                                $     20.25        $    25.35
============================================================================================
Total return* (b)
   Net asset value                                              -16.03%             4.72%

Ratios and supplemental data
   Net assets, end of period (thousands                    $     4,138        $    5,108

   Ratio of net expenses to average net assets*                   1.08%             1.32%(c)

   Ratio of net investment income (loss) to average
      net assets*                                                 1.75%             2.21%(c)

   Portfolio turnover rate (d)                                     105%               55%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of total expenses to average assets                4.86%             3.35%(c)
         Ratio of net investment income (loss) to average
            net assets                                           -2.03%             0.18%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 45

Claymore S&P Global Water Index ETF

                                                                             For the
                                                                              Period
                                                                             May 14,
                                                      For the Year            2007**
Per share operating performance                              Ended           through
for a share outstanding throughout the period      August 31, 2008   August 31, 2007
----------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     24.86       $     24.78
----------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                            0.90              0.10
   Net realized and unrealized gain (loss)                   (2.43)            (0.02)
----------------------------------------------------------------------------------------
      Total from investment operations                       (1.53)             0.08
----------------------------------------------------------------------------------------
Distributions to shareholders from
   Net investment income                                     (0.11)               --
----------------------------------------------------------------------------------------
Net asset value, end of period                         $     23.22       $     24.86
========================================================================================
Market value, end of period                            $     23.43       $     25.13
========================================================================================
Total return *(b)
   Net asset value                                           -6.20%             0.32%

Ratios and supplemental data
   Net assets, end of period (thousands)               $   348,351       $   253,545

   Ratio of net expenses to average net assets*               0.70%             0.72%(c)

   Ratio of net investment income (loss) to
      average net assets*                                     3.73%             1.41%(c)

   Portfolio turnover rate (d)                                  38%                1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of total expenses to average net assets        0.73%             0.83%(c)
         Ratio of net investment income (loss) to average
           net assets                                         3.70%             1.30%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.


46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Claymore/MAC Global Solar Energy Index ETF

                                                                             For the
                                                                              Period
                                                                           April 15,
                                                                              2008**
Per share operating performance                                              through
for a share outstanding throughout the period                        August 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $   25.13
-----------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a)                                             0.02
   Net realized and unrealized gain (loss) on investments                       1.06
-----------------------------------------------------------------------------------------
      Total from investment operations                                          1.08
-----------------------------------------------------------------------------------------
Distributions to shareholders from
   Net investment income                                                          --
-----------------------------------------------------------------------------------------
Net asset value, end of period                                             $   26.21
=========================================================================================
Market value, end of period                                                $   26.28
=========================================================================================
Total return* (b)
   Net asset value                                                              4.30%

Ratios and supplemental data
   Net assets, end of period (thousands)                                   $ 186,583

   Ratio of net expenses to average net assets*                                 0.79%(c)

   Ratio of net investment income (loss) to average net assets*                 0.16%(c)

   Portfolio turnover rate(d)                                                      9%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of total expenses to average assets                              0.93%(c)
         Ratio of net investment income (loss) to average net assets            0.02%(c)

** Commencement of investment operations and initial listing date on the New York Stock Exchange Arca.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 47

Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for Shares and the NAV of the Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF. Such information with respect to the Claymore/MAC Global Solar Energy Index ETF will be presented once this Fund's Shares have traded for a full twelve months. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF. The information shown for the Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF is for the fiscal year ended August 31, 2008 and for each of the last four quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.


48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Claymore/Robeco Developed International Equity ETF*

                                        Number         Number         Number         Number         Number
                                       of Days/       of Days/       of Days/       of Days/       of Days/
                                      Percentage     Percentage     Percentage     Percentage     Percentage
                                       of Total       of Total       of Total       of Total       of Total
                                     Days (Period   Days (Period   Days (Period   Days (Period   Days (Period
Premium/                                Ended          Ended          Ended          Ended          Ended
Discount Range                         8/31/08)       9/30/08)       6/30/08)       3/31/08)      12/31/07)
-------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        9/2.37%       10/2.49%        9/2.67%        7/2.56%        4/1.89%
-------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                    8/2.10%       11/2.74%        6/1.78%        4/1.47%        2/0.94%
-------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                   25/6.58%       25/6.23%       24/7.12%       15/5.49%       10/4.72%
-------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                  64/16.84%      67/16.71%      55/16.32%      39/14.29%      31/14.62%
-------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                202/53.16%     210/52.37%     176/52.23%     152/55.68%     133/62.74%
-------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                51/13.42%      51/12.72%      46/13.65%      38/13.92%      22/10.38%
-------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                 12/3.16%       15/3.74%       12/3.56%       11/4.03%        6/2.83%
-------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  7/1.84%        7/1.75%        7/2.08%        5/1.83%        3/1.42%
-------------------------------------------------------------------------------------------------------------
Less than -2.0%                          2/0.53%        5/1.25%        2/0.59%        2/0.73%        1/0.47%
-------------------------------------------------------------------------------------------------------------
Total                                   380/100%       401/100%       337/100%       273/100%       212/100%
=============================================================================================================

* Commenced operations on March 1, 2007.


                                                                 PROSPECTUS | 49

Claymore S&P Global Water Index ETF*

                                        Number         Number         Number         Number         Number
                                       of Days/       of Days/       of Days/       of Days/       of Days/
                                      Percentage     Percentage     Percentage     Percentage     Percentage
                                       of Total       of Total       of Total       of Total       of Total
                                     Days (Period   Days (Period   Days (Period   Days (Period   Days (Period
Premium/                                Ended          Ended          Ended          Ended          Ended
Discount Range                         8/31/08)       9/30/08)       6/30/08)       3/31/08)       12/31/07)
-------------------------------------------------------------------------------------------------------------
Greater than 2.0%                        5/1.52%        6/1.71%        5/1.75%       5/2.25%        2/1.24%
-------------------------------------------------------------------------------------------------------------
Between 1.5% and 2.0%                   10/3.05%       10/2.86%        9/3.15%       8/3.60%        4/2.48%
-------------------------------------------------------------------------------------------------------------
Between 1.0% and 1.5%                  36/10.98%      36/10.29%      35/12.24%     31/13.96%      23/14.29%
-------------------------------------------------------------------------------------------------------------
Between 0.5% and 1.0%                 102/31.10%     106/30.29%      97/33.92%     76/34.23%      63/39.13%
-------------------------------------------------------------------------------------------------------------
Between -0.5% and 0.5%                161/49.08%     168/48.00%     131/45.80%     95/42.79%      65/40.37%
-------------------------------------------------------------------------------------------------------------
Between -0.5% and -1.0%                  8/2.44%       11/3.14%        5/1.75%       3/1.35%        1/0.62%
-------------------------------------------------------------------------------------------------------------
Between -1.0% and -1.5%                  4/1.22%        6/1.71%        3/1.05%       3/1.35%        2/1.24%
-------------------------------------------------------------------------------------------------------------
Between -1.5% and -2.0%                  2/0.61%        4/1.14%        1/0.35%       1/0.45%        1/0.62%
-------------------------------------------------------------------------------------------------------------
Less than -2.0%                          0/0.00%        3/0.86%        0/0.00%       0/0.00%        0/0.00%
-------------------------------------------------------------------------------------------------------------
Total                                   328/100%       350/100%       286/100%      222/100%       161/100%
=============================================================================================================

* Commenced operations on May 14, 2007.


50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Total Return Information


The following table presents information about the total return of each Fund's Index in comparison to the total return of that Fund. The information presented for each Fund is for the fiscal year ended August 31, 2008.


"Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of each Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

                                                                 PROSPECTUS | 51

                                                                           Cumulative Total
                                                                              Returns Since
                                                                         Inception* through
Fund/Index Name                                                             August 31, 2008
-------------------------------------------------------------------------------------------
Claymore/Robeco Developed International Equity ETF (At NAV)                         -12.06%
-------------------------------------------------------------------------------------------
Claymore/Robeco Developed International Equity ETF (At Market)                      -13.00%
-------------------------------------------------------------------------------------------
Robeco Developed International Equity Index                                         -10.63%
-------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                      -8.65%
-------------------------------------------------------------------------------------------

Claymore S&P Global Water Index ETF (At NAV)                                         -5.90%
-------------------------------------------------------------------------------------------
Claymore S&P Global Water Index ETF (At Market)                                      -5.05%
-------------------------------------------------------------------------------------------
S&P Global Water Index                                                               -4.34%
-------------------------------------------------------------------------------------------
MSCI World Index                                                                    -12.31%
-------------------------------------------------------------------------------------------

Claymore/MAC Global Solar Energy Index ETF (At NAV)                                   4.30%
-------------------------------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF (At Market)                                4.58%
-------------------------------------------------------------------------------------------
MAC Global Solar Energy Index                                                         4.19%
-------------------------------------------------------------------------------------------
MSCI World Index                                                                     -7.46%
-------------------------------------------------------------------------------------------

* The Claymore/Robeco Developed International Equity ETF commenced operations on March 1, 2007. The Claymore S&P Global Water Index ETF commenced operations on May 14, 2007. The Claymore/MAC Global Solar Energy Index ETF commenced operations on April 15, 2008.


52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       This page intentionally left blank.

                       This page intentionally left blank.

For More Information

Existing Shareholders or Prospective Investors

o     Call your broker

o     www.claymore.com

Dealers

o     www.claymore.com

o     Distributor Telephone: (888) 949-3837

Investment Adviser

Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

Distributor

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

Custodian

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Transfer Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered Public Accounting Firm


Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated December 31, 2008, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-888-949-3837. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


December 31, 2008


Investment Company Act File No. 811-21910.

[LOGO]
CLAYMORE(SM)

ETF-PRO-EENCGWTAN1208

                    INVESTMENT COMPANY ACT FILE NO. 811-21910

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       STATEMENT OF ADDITIONAL INFORMATION


                            DATED DECEMBER 31, 2008


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated December 31, 2008 for the Claymore/MAC Global Solar Energy Index ETF, Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF, each a series of the Claymore Exchange-Traded Fund Trust 2 (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in each Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.



Table of Contents

                                                                           Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS................................3


EXCHANGE LISTING AND TRADING..................................................3


INVESTMENT RESTRICTIONS AND POLICIES..........................................4


INVESTMENT POLICIES AND RISKS.................................................5


GENERAL CONSIDERATIONS AND RISKS..............................................9


MANAGEMENT...................................................................12


BROKERAGE TRANSACTIONS.......................................................21


ADDITIONAL INFORMATION CONCERNING THE TRUST..................................21


CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS........................24


TAXES........................................................................36


FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS.......................38


DETERMINATION OF NAV.........................................................38


DIVIDENDS AND DISTRIBUTIONS..................................................38


MISCELLANEOUS INFORMATION....................................................39

FINANCIAL STATEMENTS.........................................................40

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS



         The Trust was organized as a Delaware statutory trust on June 8, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 13 investment portfolios. This Statement of Additional Information relates to the following investment portfolios: the Claymore/MAC Global Solar Energy Index ETF, Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF (each a "Fund" and together the "Funds"). Each of the Claymore/MAC Global Solar Energy Index ETF, Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF is based on an underlying index (each, an "Underlying Index," and together, the "Underlying Indices"). Each of the Claymore/MAC Global Solar Energy Index ETF, Claymore/Robeco Developed International Equity ETF and Claymore S&P Global Water Index ETF is "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."



         The Funds are managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Investment Adviser").



         The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Funds' Shares are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of large specified blocks of Shares set forth in the table below. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.


Fund(s)                                                                    Creation Unit Size
=============================================================================================
Claymore/Robeco Developed International Equity ETF                         200,000 Shares
---------------------------------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF;                                 80,000 Shares
Claymore S&P Global Water Index ETF
---------------------------------------------------------------------------------------------


         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING


         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of a Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVES



         The investment objective of the Claymore/Robeco Developed International Equity Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Robeco Developed International Equity Index."

        The investment objective of the Claymore S&P Global Water Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "S&P Global Water Index."

         The investment objective of the Claymore/MAC Global Solar Energy Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "MAC Global Solar Energy Index."





INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7) Issue senior securities, except as permitted under the 1940 Act.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. Each Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the

Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

         Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments.

The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in each Prospectus in the "Primary Investment Risks" and "Risks Considerations" sections. The discussion below supplements, and should be read in conjunction with, these sections of each Prospectus.

         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers


         The general supervision of the duties performed by the Investment Adviser for the Funds under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser. During the Funds' fiscal year ended August 31, 2008, the Trustees met 7 times.


         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 13 portfolios, 20 domestic ETFs and 15 closed-end management investment companies.

                                                  TERM OF                              NUMBER OF
                                                 OFFICE AND        PRINCIPAL         PORTFOLIOS IN
                                   POSITION(S)   LENGTH OF        OCCUPATION(S)       FUND COMPLEX   OTHER
     NAME, ADDRESS AND AGE OF       HELD WITH      TIME              DURING            OVERSEEN BY   DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEES*           TRUST       SERVED**       PAST 5 YEARS           TRUSTEES     BY TRUSTEES
--------------------------------------------------------------------------------------------------------------------------


Randall C. Barnes                  Trustee      Since 2006   Private Investor.              43        None.
Year of Birth: 1951                                          Formerly, Senior Vice
                                                             President, Treasurer
                                                             (1993-1997),
                                                             President, Pizza Hut
                                                             International
                                                             (1991-1993) and Senior
                                                             Vice President,
                                                             Strategic Planning and
                                                             New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).

Ronald E. Toupin, Jr.              Trustee      Since 2006   Retired.  Formerly             43        None.
Year of Birth: 1958                                          Vice President,
                                                             Manager and
                                                             Portfolio Manager
                                                             of Nuveen Asset
                                                             Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1993-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Investment Trusts
                                                             (1988-1999), each
                                                             of John Nuveen &
                                                             Company, Inc.
                                                             (1982-1999).

Ronald A. Nyberg                   Trustee      Since 2006   Partner of Nyberg &            46        None.
Year of Birth: 1953                                          Cassioppi, LLC, a law
                                                             firm specializing in
                                                             Corporate Law, Estate
                                                             Planning and Business
                                                             Transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel, and
                                                             Corporate Secretary of
                                                             Van Kampen Investments
                                                             (1982-1999).



         *The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.




                                                                                 NUMBER OF
                                             TERM OF                            PORTFOLIOS
                                            OFFICE AND                            IN FUND
                             POSITION(S)      LENGTH           PRINCIPAL          COMPLEX
 NAME, ADDRESS AND AGE OF     HELD WITH      OF TIME     OCCUPATION(S) DURING    OVERSEEN   OTHER DIRECTORSHIPS
   MANAGEMENT TRUSTEE*          TRUST        SERVED**        PAST 5 YEARS       BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------

Nicholas Dalmaso***         Trustee        Since 2006   Attorney. Formerly,         45      None
Year of birth: 1965                                     Senior Managing
                                                        Director and Chief
                                                        Administrative Officer
                                                        (2007-2008) and General
                                                        Counsel (2001-2007) of
                                                        Claymore Advisors, LLC
                                                        and Claymore Securities,
                                                        Inc., President and
                                                        Secretary of Claymore
                                                        Investments, Inc.
                                                        (2004-2008). Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen and
                                                        Company (1999-2001).
                                                        Formerly Vice President
                                                        and Associate General
                                                        Counsel of Van Kampen
                                                        Investments (1992-1999).



______________________

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.


*** Mr. Dalmaso is an interested person of each Fund as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates.





NAME, ADDRESS AND AGE OF        POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICER*              WITH TRUST        SERVED**          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------

J. Thomas Futrell              Chief Executive    Since 2008        Senior Managing Director, Chief Investment
Year of birth: 1955            Officer                              Officer (2008-present) of Claymore
                                                                    Advisors, LLC and Claymore Securities,
                                                                    Inc.; Chief Executive Officer of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Managing Director in charge of Research
                                                                    (2000-2007) for Nuveen Asset Management.



                                       14


Kevin M. Robinson              Chief Legal        Since 2008        Senior Managing Director, General Counsel
Year of birth: 1959            Officer                              and Corporate Secretary (2007-present) of
                                                                    Claymore Advisors, LLC and Claymore
                                                                    Securities, Inc.; Chief Legal Officer of
                                                                    certain funds in the Fund Complex.
                                                                    Formerly, Associate General Counsel (2000-
                                                                    2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc.  Senior Managing
                                                                    Director and Associate General Counsel
                                                                    (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.


Steven M. Hill                  Chief Financial   Since 2006        Senior Managing Director (2005-present) and
Year of birth: 1964             Officer, Chief                      Chief Financial Officer (2005-2006),
                                Accounting                          Managing Director (2003-2005) of Claymore
                                Officer and                         Advisors, LLC and Claymore Securities,
                                Treasurer                           Inc.; Chief Financial Officer, Chief
                                                                    Accounting Officer and Treasurer of certain
                                                                    funds in the Fund Complex. Formerly, Treasurer
                                                                    of Henderson Global Funds and Operations
                                                                    Manager for Henderson Global Investors
                                                                    (NA) Inc. (2002-2003); Managing Director,
                                                                    FrontPoint Partners LLC (2001-2002);
                                                                    Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer,
                                                                    Skyline Asset Management LP, (1999);
                                                                    Vice President, Van Kampen Investments
                                                                    and Assistant Treasurer, Van Kampen
                                                                    mutual funds (1989-1999).

Bruce Saxon                     Chief             Since 2006        Vice President - Fund Compliance Officer of
Year of birth: 1957             Compliance                          Claymore Securities, Inc.(2006-present).
                                Officer                             Chief Compliance Officer of certain funds
                                                                    in the Fund Complex. Formerly, Chief
                                                                    Compliance Officer/Assistant Secretary of
                                                                    Harris Investment Management, Inc.
                                                                    (2003-2006). Director-Compliance of
                                                                    Harrisdirect LLC (1999-2003).

Melissa J. Nguyen               Secretary         Since 2006        Vice President and Assistant General
Year of birth: 1978                                                 Counsel of Claymore Securities, Inc.
                                                                    (2005-present). Secretary of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Associate, Vedder Price P.C. (2003-2005).

William H. Belden III           Vice President    Since 2006        Managing Director of Claymore Securities,
Year of birth: 1965                                                 Inc. (2005-present). Formerly, Vice
                                                                    President of Product  Management at Northern
                                                                    Trust Global Investments  (1999-2005);  Vice
                                                                    President of Stein Roe & Farnham
                                                                    (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Claymore
                                                                    Securities, Inc. Formerly, Assistant Vice
                                                                    President, First  Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Claymore Securities, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund
                                                                    Administration of Van  Kampen Investments,
                                                                    Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Claymore Advisors, LLC
                                                                    and Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.


                                       15


Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration
Year of birth: 1972             Treasurer                           (2006-present) of Claymore Advisors, LLC
                                                                    and Claymore Securities, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen               Assistant         Since 2008        Assistant Vice President;  Assistant General
Year of birth: 1978             Secretary                           Counsel of Claymore  Securities,  Inc. (Jan.
                                                                    2007-present). Secretary of certain funds in the
                                                                    Fund Complex. Previously, Law Clerk, Idaho State
                                                                    Courts (2003-2006).

Matt Patterson                  Assistant         Since 2006        Vice President and Assistant General
Year of birth: 1971             Secretary                           Counsel of Claymore Securities, Inc.
                                                                    (2006-present). Secretary of certain
                                                                    funds in the Fund Complex. Previously,
                                                                    Securities Counsel, Caterpillar Inc.
                                                                    (2004-2006); Associate, Skadden, Arps,
                                                                    Slate, Meagher & Flom LLP (2002-2004).




______________________
* The business address of each Executive Officer is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Executive Officer began serving the Trust. Each Executive Officer serves an indefinite term, until his or her successor is elected.


         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.




                                                             DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE OF EQUITY        SECURITIES IN THE
                                  SECURITIES IN THE            CLAYMORE/ROBECO
                                 CLAYMORE/MAC GLOBAL        DEVELOPED INTERNATIONAL
                               SOLAR ENERGY INDEX ETF             EQUITY ETF
NAME OF TRUSTEE                (AS OF AUGUST 31, 2008)      (AS OF AUGUST 31, 2008)
-----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES


Randall C. Barnes                       None                       None
Ronald A. Nyberg                        None                       None
Ronald E. Toupin, Jr.                   None                       None


MANAGEMENT TRUSTEE
Nicholas Dalmaso                        None                       None

                                                                  AGGREGATE DOLLAR
                                                                   RANGE OF EQUITY
                                                                  SECURITIES IN ALL
                                DOLLAR RANGE OF EQUITY          REGISTERED INVESTMENT
                                  SECURITIES IN THE             COMPANIES OVERSEEN BY
                                 CLAYMORE S&P GLOBAL            TRUSTEE IN FAMILY OF
                                   WATER INDEX ETF               INVESTMENT COMPANIES
NAME OF TRUSTEE                (AS OF AUGUST 31, 2008)         (AS OF AUGUST 31, 2008)
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                       None
Ronald A. Nyberg                        None                            Over $100,000
Ronald E. Toupin, Jr.                   None                            Over $100,000
                                                                        None
MANAGEMENT TRUSTEE
Nicholas Dalmaso                        None
                                                                        None




         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.


         Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended August 31, 2008, the Trust's Nominating and Governance Committee met 2 times.


         Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended August 31, 2008, the Trust's Audit Committe met 4 times.


         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust, currently pays each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.



         The table below shows the compensation paid to Trustees for the Fund's fiscal year ended August 31, 2008:




                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX

------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                        $21,500                  N/A                            $281,125
Ronald A. Nyberg                         $21,500                  N/A                            $388,500
Ronald E. Toupin, Jr.                    $21,500                  N/A                            $313,750



MANAGEMENT TRUSTEE
Nicholas Dalmaso                        N/A                      N/A                            N/A

         Effective with the first meeting of the Trustees in 2009, the Trust, together with Claymore Exchange-Traded Fund Trust, will pay each Independent Trustee a fee of $25,000 per year, and will also pay an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust will pay each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $ 1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee and (c) $500 for each meeting of the Audit Committee or the Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

         Portfolio Manager. Chuck Craig, Managing Director, Portfolio Management and Supervision, of Claymore, serves as portfolio manager for each Fund and is responsible for the day-to-day management of each Fund's portfolio.


         Other Accounts Managed by the Portfolio Manager. As of November 30, 2008, Mr. Craig managed two registered investment companies (consisting of a total of 30 separate series) with a total of $871.2 milion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.


         Although the Funds in the Trust that are managed by Mr. Craig may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio manager or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

         Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.


         Securities Ownership of the Portfolio Managers. As of August 31, 2008, Mr. Craig does not own Shares of any Fund.


         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.



-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE


-------------------------------------------------------------------------- -------------------------------------------
Claymore/MAC Global Solar Energy Index ETF                                  0.50% of average daily net assets
Claymore/Robeco Developed International Equity ETF                          0.50% of average daily net assets
Claymore S&P Global Water Index ETF                                         0.50% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------


         Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Funds' Investment Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, all or a portion of the Fund's licensing fees, offering costs (up to 0.25% of average net assets for the Claymore/MAC Global Solar Energy Index ETF), brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five (5) years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.



-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                    EXPENSE CAP


-------------------------------------------------------------------------- -------------------------------------------
Claymore/MAC Global Solar Energy Index ETF                                  0.65% of average daily net assets
Claymore/Robeco Developed International Equity ETF                          0.65% of average daily net assets
Claymore S&P Global Water Index ETF                                         0.65% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------


         The aggregate amount of the management fee paid by each Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended August 31, 2008, and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each Fund.

---------------------------------------------------------------------------------------------------------------------------------
                                                        MANAGEMENT FEES         NET MANAGEMENT                  DATE OF FUND'S
                                                        PAID FOR THE            FEES WAIVED FOR                 COMMENCEMENT
                                                        FISCAL YEAR             THE FISCAL YEAR                 OF OPERATIONS
FUND                                                    ENDED AUGUST 31, 2008   ENDED AUGUST 31, 2008
---------------------------------------------------------------------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF                 $   188,409            $    75,490                   April 15, 2008
Claymore/Robeco Developed International Equity ETF         $   0                  $    23,933                   March 1, 2007
Claymore S&P Global Water Index ETF                        $   1,600,058          $    87,744                   May 14, 2007
---------------------------------------------------------------------------------------------------------------------------------

The aggregate amount of the management fee paid by each applicable Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended August 31, 2007 (as each such Fund was in operation for less than a full fiscal year), and the aggregate amount of fees waived by the Investment Adviser (net of expenses reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each applicable Fund.

------------------------------- ------------------------------- --------------------------- --------------------------
FUND                            MANAGEMENT FEES PAID FOR THE    NET MANAGEMENT FEES         DATE OF FUND'S
                                FISCAL YEAR ENDED AUGUST 31,    WAIVED FOR THE FISCAL       COMMENCEMENT OF
                                2007                            YEAR ENDED AUGUST 31, 2007  OPERATIONS
------------------------------- ------------------------------- --------------------------- --------------------------
Claymore/Robeco Developed                                                                   March 1, 2007
International Equity ETF                $        0                   $  24,748
------------------------------- ------------------------------- --------------------------- --------------------------
Claymore S&P Global Water                                                                   May 14, 2007
Index ETF                               $  197,672                   $  53,977
------------------------------- ------------------------------- --------------------------- --------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 16, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the

Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         Administrator. Claymore Advisors, LLC also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the fiscal years ended August 31, 2007 and August 31, 2008, respectively, the Trust paid to Claymore Advisors a total of $13,421 and $97,026, respectively, in fees pursuant to the administration agreement.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BNY may be reimbursed by the Fund for its out-of-pocket expenses. For the fiscal year ended August 31, 2008, the Trust paid to BNY a total of $211,693 in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.


         Distributor. Claymore Securities, Inc. ("Claymore") is the Distributor of the Funds' Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Claymore/MAC Global Solar Energy Index ETF                                  0.25% of average daily net assets
Claymore/Robeco Developed International Equity ETF                          0.25% of average daily net assets
Claymore S&P Global Water Index ETF                                         0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------



         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.


         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. No such fees were paid by any Fund during its fiscal year ended August 31, 2008.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").


         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).


         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based and the entity that compiles each Underlying Index (the "Index Provider").


---------------------------------------- -------------------------------------- --------------------------------------
FUND                                     UNDERLYING INDEX                       INDEX PROVIDER
---------------------------------------- -------------------------------------- --------------------------------------
Claymore/MAC Global Solar Energy Index   MAC Global Solar Energy Index          MAC Indexing LLC ("MAC")
ETF
---------------------------------------- -------------------------------------- --------------------------------------
Claymore/Robeco Developed                Robeco Developed International         Robeco Investment Management, Inc.
International Equity ETF                 Equity Index                           ("Robeco")
---------------------------------------- -------------------------------------- --------------------------------------
Claymore S&P Global Water Index ETF      S&P Global Water Index                 Standard & Poor's ("S&P")
---------------------------------------- -------------------------------------- --------------------------------------



         No Index Provider is affiliated with the Funds or with the Investment Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the applicable Index Provider.

         The only relationship that each Index Provider has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE

FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICIES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.


         The aggregate brokerage commissions paid by each Fund since the commencement of operations of that Fund until the end of the Fund's fiscal year ended August 31, 2008 are set forth in the table below:

------------------------------------------------------ ---------------------------------- --------------------------
FUND                                                   BROKERAGE COMMISSIONS PAID FOR     DATE OF FUND'S
                                                       THE FISCAL YEAR ENDED              COMMENCEMENT OF
                                                       AUGUST 31, 2008                    OPERATIONS
------------------------------------------------------ ---------------------------------- --------------------------
Claymore/MAC Global Solar Energy Index ETF             $ 10,718                           April 15, 2008
------------------------------------------------------ ---------------------------------- --------------------------
Claymore/Robeco Developed International Equity ETF     $  8,751                           March 1, 2007
------------------------------------------------------ ---------------------------------- --------------------------
Claymore S&P Global Water Index ETF                    $183,717                           May 14, 2007
------------------------------------------------------ ---------------------------------- --------------------------

The aggregate brokerage commissions paid by each applicable Fund since the commencement of operations of that Fund until the end of the Fund's fiscal year ended August 31, 2007 (as each such Fund was in operation for less than a full fiscal year) are set forth in the table below:

------------------------------------------------------ ---------------------------------- --------------------------
FUND                                                   BROKERAGE COMMISSIONS PAID FOR     DATE OF FUND'S
                                                       THE FISCAL YEAR ENDED              COMMENCEMENT OF
                                                       AUGUST 31, 2007                    OPERATIONS
------------------------------------------------------ ---------------------------------- --------------------------
Claymore/Robeco Developed International Equity ETF     $ 9,706                            March 1, 2007
------------------------------------------------------ ---------------------------------- --------------------------
Claymore S&P Global Water Index ETF                    $ 6,040                            May 14, 2007
------------------------------------------------------ ---------------------------------- --------------------------

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 8, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 13 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the

1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


         As of December 1, 2008, the following persons owned 5% or more of a Fund's voting securities:






-------------------------------------------------------------------------------------------------------------
                             CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF
------------------------------------- ----------------------------------- -----------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
           Goldman Sachs                85 Broad Street, New York, NY                   33.36%
                                                    10004
------------------------------------- ----------------------------------- -----------------------------------
   American Enterprise Investment        70400 AXP Financial Center,
              Service                       Minneapolis, MN 55474                       17.33%
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center
                                              New York, NY 10080                        17.10%
------------------------------------- ----------------------------------- -----------------------------------
           TD Ameritrade               4211 South 102nd Street, Omaha,
                                                   NE 68127                             5.99%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                 CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF
------------------------------------- ----------------------------------- -----------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
  National Financial Services LLC      200 Liberty Street, New York, NY                 13.37%
                                                    10281
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,
                                                   CA 94108                             11.31%
------------------------------------- ----------------------------------- -----------------------------------
           TD Ameritrade               4211 South 102nd Street, Omaha,
                                                   NE 68127                             6.26%
------------------------------------- ----------------------------------- -----------------------------------
           Citigroup Inc.              399 Park Ave, New York, NY 10043                 5.96%
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center
                                              New York, NY 10080                        5.55%
------------------------------------- ----------------------------------- -----------------------------------
            Pershing LLC               One Pershing Plaza, Jersey City,
                                                   NJ 07399                             5.29%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                      CLAYMORE S&P GLOBAL WATER INDEX ETF
------------------------------------- ----------------------------------- -----------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
  National Financial Services LLC      200 Liberty Street, New York, NY                 11.10%
                                                    10281
------------------------------------- ----------------------------------- -----------------------------------
           Citigroup Inc.              399 Park Ave, New York, NY 10043                 10.90%
------------------------------------- ----------------------------------- -----------------------------------
           Charles Schwab             120 Kearny Street, San Francisco,
                                                   CA 94108                             9.98%
------------------------------------- ----------------------------------- -----------------------------------
      Morgan Stanley & Co Inc.                  1585 Broadway                           9.28%
                                              New York, NY 10036
------------------------------------- ----------------------------------- -----------------------------------
        First Clearing, LLC              10700 Wheat First Drive, MC                    8.10%
                                         WS1024, Glen Allen, VA 07302
------------------------------------- ----------------------------------- -----------------------------------
           Merrill Lynch                   4 World Financial Center
                                              New York, NY 10080                        6.24%
------------------------------------- ----------------------------------- -----------------------------------
    UBS Financial Services, Inc.       1285 Avenue of the Americas, New
                                                York, NY 10019                          5.65%
------------------------------------- ----------------------------------- -----------------------------------


         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.



         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").



         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the

SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532.


         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.


         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.


         A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.


         The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.


         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant

Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


         All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.


         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for Creation Unit Aggregations . Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders . For each Fund, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

         The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

         To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.


         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The standard and maximum Creation/Redemption Transaction Fee for each Fund is set forth in the table below:


-------------------------------------- --------------------- -------------------
FUND                                   STANDARD              MAXIMUM
                                       CREATION/REDEMPTION   CREATION/REDEMPTION
                                       TRANSACTION FEE       TRANSACTION FEE
-------------------------------------- --------------------- -------------------
Claymore/MAC Global Solar Energy             $  500             $ 2,000
Index ETF
-------------------------------------- --------------------- -------------------
Claymore/Robeco Developed                    $6,000             $24,000
International Equity ETF
-------------------------------------- --------------------- -------------------
Claymore S&P Global Water Index ETF          $1,000             $ 4,000
-------------------------------------- --------------------- -------------------


         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.



         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.



         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

         In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

         The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.


         Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of such Fund on the NYSE Arca on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

         Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

         The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


         The dates in the 2009 calendar year in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:




2009
- ----
Argentina
Jan. 1                          May 1           Aug. 17         Dec. 24
April 6                         May 25          Oct. 12         Dec. 25
April 9                         June 15         Nov. 6          Dec. 31
April 10                        July 9          Dec. 8

Australia
Jan. 1                          April 13        June 8          Nov. 3
Jan. 26                         April 27        Aug. 3          Dec. 25
March 2                         May 5           Aug. 12         Dec. 28
March 9                         May 18          Sept. 28
April 10                        June 1          Oct. 5

Austria
Jan. 1                          May 1           Oct. 26
Jan. 6                          May 21          Dec. 8
April 10                        June 1          Dec. 24
April 13                        June 11         Dec. 25

Belgium
Jan. 1                          May 21          Nov. 2
April 10                        May 22          Nov. 11
April 13                        June 1          Dec. 25
May 1                           July 21

Brazil
Jan. 1                          April 10        July 9          Nov. 20
Jan. 20                         April 21        Sept. 7         Dec. 24
Feb. 23                         May 1           Oct. 12         Dec. 25
Feb. 24                         June 11         Nov. 2          Dec. 31

Canada
Jan. 1                          May 18          Sept. 7         Dec. 28
Jan. 2                          June 24         Oct. 12
Feb. 16                         July 1          Nov. 11
April 10                        Aug. 3          Dec. 25

Chile
Jan. 1                          June 8          Dec. 8
April 10                        June 29         Dec. 25
May 1                           Sept. 18        Dec. 31
May 21                          Oct. 12

China
Jan. 1                          Feb. 3          Sept. 7         Nov. 26
Jan. 19                         Feb. 16         Oct. 1-7        Dec. 25
Jan. 26-30                      May 1-7         Oct. 12
Feb. 2                          May 25          Nov. 11

Colombia
Jan. 1                          May 1           July 20         Nov. 16
Jan. 12                         May 25          Aug 7           Dec. 8
March 23                        June 15         Aug 17          Dec. 25
April 9                         June 22         Oct. 12         Dec. 31
April 10                        June 29         Nov. 2

Czech Republic
Jan. 1                          May 8           Nov. 17
Jan. 2                          July 6          Dec. 24
April 13                        Sept. 28        Dec. 25
May 1                           Oct. 28         Dec. 31

Denmark
Jan. 1                          May 8           Dec. 24
April 9                         May 21          Dec. 25
April 10                        June 1          Dec. 31
April 13                        June 5

Egypt
Jan 1                           April 27        July 23         Dec 7
Jan 7                           April 28        Oct 1           Dec 8
Jan 10                          May 1           Oct 2           Dec 9
March 20                        July 1          Oct 6           Dec 29

Finland
Jan. 1                          May 1           Dec. 25
Jan. 6                          May 21          Dec. 26
April 10                        June 19         Dec. 31
April 13                        Dec. 24

France
Jan. 1                          May 8           Dec. 25
April 10                        May 21
April 13                        July 14
May 1                           Nov. 11

Germany
Jan. 1                          April 13        June 11
Jan. 6                          May 1           Dec. 24
Feb. 23                         May 21          Dec. 25
April 10                        June 1          Dec. 31

Greece
Jan. 1                          April 10        May 1
Jan. 6                          April 13        June 8
March 2                         April 17        Oct. 28
March 25                        April 20        Dec. 25

Hong Kong
Jan. 1                          April 13        Oct. 26
Jan. 26                         May 1           Dec. 24
Jan. 27                         May 28          Dec. 25
Jan. 28                         July 1          Dec. 31
April 10                        Oct. 1

Hungary
Jan. 1                          June 1          Dec. 24
Jan. 2                          Aug. 20         Dec. 25
April 13                        Aug. 21
May 1                           Oct. 23

India
Jan. 8                          April 3         July 1          Oct. 2
Jan. 26                         April 7         Aug. 15         Oct. 17
Feb. 23                         April 10        Aug. 19         Oct. 19
March 10                        April 14        Aug. 22         Nov. 2
March 11                        May 1           Sept. 21        Nov. 28
March 27                        May 9           Sept. 28        Dec. 25
April 1                         June 30         Sept. 30        Dec. 28

Indonesia
Jan. 1                          July 20         Sept. 25
Jan. 26                         Aug. 17         Nov. 27
March 26                        Sept. 21        Dec. 18
March 27                        Sept. 22        Dec. 24
April 10                        Sept. 23        Dec. 25
May 21                          Sept. 24        Dec. 31

Ireland
Jan. 1                          May 1           Oct. 26         Dec. 29
March 17                        May 4           Dec. 24
April 10                        June 1          Dec. 25
April 13                        Aug. 3          Dec. 28

Israel
March 10                        April 28        Sept. 20
April 8                         April 29        Sept. 27
April 9                         May 28          Sept. 28
April 14                        May 29
April 15                        July 30

Italy
Jan. 1                          May 1           Dec. 24
Jan. 6                          June 2          Dec. 25
April 10                        June 29         Dec. 31
April 13                        Dec. 8

Japan
Jan. 1                          May 4           Oct. 12
Jan. 2                          May 5           Nov. 3
Jan. 12                         July 20         Nov. 23
Feb. 11                         Sept. 21        Dec. 23
Mar. 20                         Sept. 22        Dec. 31
April 29                        Sept. 23

Jordan
Jan. 1                          Sept. 20-24
Jan. 29                         Nov. 26
March 9                         Nov. 29
April 30                        Nov. 30
May 25                          Dec. 31
July 20
                                       32

Malaysia
Jan. 1                          May 1           Sept. 21        Dec. 25
Jan. 26                         May 9           Sept. 22
Jan. 27                         June 1          Oct. 17
Feb. 2                          June 6          Nov. 27
March 9                         Aug. 31         Dec. 18

Mexico
Jan. 1                          April 9-10      Nov. 16
Feb. 2                          May 1           Nov. 20
Feb. 5                          Sept. 16        Dec. 25
March 16                        Nov. 2

Morocco
Jan. 1                          Aug. 14         Nov. 27
March 10                        Aug. 20-21      Dec. 18
March 11                        Sept. 21-22
May 1                           Nov. 6
July 30                         Nov. 18

Netherlands
Jan. 1                          May 1
April 10                        May 21
April 13                        June 1
April 30                        Dec. 25

New Zealand
Jan. 1-2                        April 10        Dec. 25
Jan. 19                         April 13        Dec. 28
Jan. 26                         June 1
Feb. 6                          Oct. 26

Norway
Jan. 1                          May 21
April 9-10                      June 1
April 13                        Dec. 24-25
May 1                           Dec. 31

Peru
Jan. 1                          July 28-29      Dec. 31
April 9-10                      Oct. 8
May 5                           Dec. 8
June 29                         Dec. 24-25

Philippines
Jan. 1                          May 1           Nov. 2          Dec. 30
Feb. 25                         June 12         Nov. 30         Dec. 31
April 9                         Aug. 21         Dec. 24
April 10                        Sept. 21        Dec. 25

Poland
Jan. 1                          June 11
April 10                        Nov. 11
April 13                        Dec. 25
May 1

Portugal
Jan. 1                          May 1           Dec. 8
Feb. 24                         June 10-11      Dec. 24-25
April 10                        Oct. 5
April 13                        Dec. 1

Russia
Jan. 1                          March 9         Nov. 4
Jan. 2                          May 1           Nov. 6
Jan. 5-8                        May 11
Feb. 23                         June 12

Singapore
Jan. 1                          May 1           Oct. 17
Jan. 26                         May 9           Nov. 27
Jan. 27                         Aug. 10         Dec. 25
April 10                        Sept. 21

South Africa
Jan. 1                          May 1           Dec. 16
April 10                        June 16         Dec. 25
April 13                        Aug. 10
April 27                        Sept. 24

South Korea
Jan. 1                          July 17
Jan. 26                         Oct. 2
Jan. 27                         Dec. 25
May 1                           Dec. 31
May 5

Spain
Jan. 1                          April 13        Nov. 2
Jan. 6                          May 1           Nov. 9
March 19                        May 15          Dec. 8
April 9-10                      Oct. 12         Dec. 25

Sweden
Jan. 1                          May 1           Dec. 31
Jan. 6                          May 21
April 10                        June 19
April 13                        Dec. 24-25

Switzerland
Jan. 1-2                        April 13        June 11         Dec. 24-25

Jan. 6                          May 1           June 29         Dec. 31
March 19                        May 21          Sept. 10
April 10                        June 1          Dec. 8

Taiwan
Jan. 1                          Jan. 27         May 28
Jan. 22                         Jan. 28
Jan. 23                         Jan. 29
Jan. 26                         May 1

Thailand
Jan. 1                          April 13        May 5           Aug. 12
Jan. 2                          April 14        May 11          Oct. 23
Feb. 9                          April 15        July 1          Dec. 7
April 6                         May 1           July 8          Dec. 10
Dec. 31

Turkey
Jan. 1                          Oct. 28-29
April 23                        Nov. 26-27
May 19                          Nov. 30
Sept. 21-22

United Kingdom
Jan. 1                          May 25
April 10                        Aug. 31
April 13                        Dec. 25
May 4                           Dec. 28

United States
Jan. 1                          May 25          Nov. 11
Jan. 19                         July 3-4        Nov. 26
Feb. 16                         Sept. 7         Dec. 25
April 10                        Oct. 12

Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the 2009* calendar year, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows:




                  Redemption Request    Redemption Settlement       Settlement
Country                  Date                  Date                  Period
----------------  ------------------    ---------------------   --------------

Argentina
                April 3, 2009           April 11, 2009                       8
                April 4, 2009           April 12, 2009                       8
                April 5, 2009           April 13, 2009                       8

China
                January, 21, 2009       Feb. 4, 2009                        14
                January 22, 2009        Feb. 5, 2009                        14
                January 23, 2009        Feb. 6, 2009                        14
                April 28, 2009          May 8, 2009                         10
                April 29, 2009          May 11, 2009                        10
                April 30, 2009          May 12, 2009                        12
                Sept. 28, 2009          October 8, 2009                     12
                Sept. 29, 2009          October 9, 2009                     10
                Sept. 30, 2009          October 13, 2009                    13

Denmark
                April 6, 2009           April 14, 2009                       8
                April 7, 2009           April 15, 2009                       8
                April 8, 2009           April 16, 2009                       8

Indonesia
                Sept. 16, 2009          Sept. 24, 2009                      12
                Sept. 17, 2009          Sept. 25, 2009                      12
                Sept. 18, 2009          Sept. 28, 2009                      12

Japan

                Dec. 26, 2008           Jan. 5, 2009                        10
                Dec. 29, 2008           Jan. 6, 2009                         8
                Dec. 30, 2008           Jan. 7, 2009                         8
                Sept. 16, 2009          Sept. 24, 2009                       8
                Sept. 17, 2009          Sept. 25, 2009                       8
                Sept. 18, 2009          Sept. 26, 2009                       8

Norway
                April 6, 2009           April 14, 2009                       8
                April 7, 2009           April 15, 2009                       8
                April 8, 2009           April 16, 2009                       8

Philippines
                March 24, 2008          Jan. 2, 2009                         9
                Dec. 23, 2009           Jan. 4, 2010                        12
                Dec. 28, 2009           Jan 5, 2010                          8
                Dec. 29, 2009           Jan. 6, 2010                         8

Russia**
                Dec. 29, 2009           Jan. 11, 2010                       13
                Dec. 30, 2009           Jan. 12, 2010                       13
                Dec. 31, 2009           Jan. 10, 2010                       13



* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

** Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

         Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rate share of the Fund's foreign income taxes.

         If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or
(ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. For taxable years of a Fund beginning before January 1, 2010, dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are properly designated by a Fund as "short-term capital gain dividends" or "interest-related dividends" and that are derived from short-term capital gains and qualifying net investment income (including income from original issue discount and market discount), will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.


         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid semi-annually for the Claymore S&P Global Water Index ETF, quarterly for the Claymore/MAC Global Solar Energy Index ETF, and monthly for the Claymore/Robeco Developed International Equity ETF. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.


         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.


                              FINANCIAL STATEMENTS


         The Funds' audited financial statements, including the financial highlights for the year ended August 31, 2008, and filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this Statment of Additional Informaton. You may request a copy of Trust's Annual Report at no charge by calling 1-888-949-3837 during normal business hours.